FIXED RATE SENIOR NOTE

REGISTERED                                                     REGISTERED
No. FXR                                                        U.S. $
                                                               CUSIP: 61746S513

     Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                                 MORGAN STANLEY
                    SENIOR GLOBAL MEDIUM-TERM NOTE, SERIES C


                PERFORMANCE LEVERAGED UPSIDE SECURITIES ("PLUS")

                            PLUS DUE MARCH 30, 2006
                            MANDATORILY EXCHANGEABLE
                     FOR AN AMOUNT PAYABLE IN U.S. DOLLARS
                  BASED ON THE VALUE OF THE NASDAQ-100(R)INDEX


-----------------------------------------------------------------------------------------------------------------------
ORIGINAL ISSUE DATE:          INITIAL REDEMPTION           INTEREST RATE: None          MATURITY DATE:
   August    , 2004              DATE: N/A                                                 See "Maturity Date"
                                                                                           below.
-----------------------------------------------------------------------------------------------------------------------
INTEREST ACCRUAL              INITIAL REDEMPTION           INTEREST PAYMENT             OPTIONAL
   DATE: N/A                     PERCENTAGE: N/A              DATES: N/A                   REPAYMENT
                                                                                           DATE(S):  N/A
-----------------------------------------------------------------------------------------------------------------------
SPECIFIED CURRENCY:           ANNUAL REDEMPTION            INTEREST PAYMENT             APPLICABILITY OF
   U.S. dollars                  PERCENTAGE                   PERIOD: N/A                  MODIFIED
                                 REDUCTION: N/A                                            PAYMENT UPON
                                                                                           ACCELERATION: See
                                                                                           "Alternate Exchange
                                                                                           Calculation in Case of
                                                                                           an Event of Default"
                                                                                           below.
-----------------------------------------------------------------------------------------------------------------------
IF SPECIFIED                  REDEMPTION NOTICE            APPLICABILITY OF             If yes, state Issue Price:
   CURRENCY OTHER                PERIOD: N/A                  ANNUAL INTEREST              N/A
   THAN U.S. DOLLARS,                                         PAYMENTS: N/A
   OPTION TO ELECT
   PAYMENT IN U.S.
   DOLLARS: N/A
-----------------------------------------------------------------------------------------------------------------------
EXCHANGE RATE                 TAX REDEMPTION                                            ORIGINAL YIELD TO
   AGENT: N/A                    AND PAYMENT OF                                            MATURITY: N/A
                                 ADDITIONAL
                                 AMOUNTS: N/A
-----------------------------------------------------------------------------------------------------------------------
OTHER PROVISIONS:             If yes, state Initial Offering
   See below                  Date: N/A
-----------------------------------------------------------------------------------------------------------------------

For the purposes of this PLUS, the tenth paragraph of Section 2.08 of the Amended and Restated Indenture, dated as of May 1, 1999, between the Issuer and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) as Trustee, shall not apply.

Maturity Date...............................     March 30, 2006, subject to
                                                 extension in the event of a
                                                 Market Disruption Event on the
                                                 scheduled Index Valuation Date
                                                 (as defined below).

                                                 If due to a Market Disruption
                                                 Event or otherwise, the Index
                                                 Valuation Date is postponed so
                                                 that it falls less than two
                                                 scheduled Trading Days prior
                                                 to the scheduled Maturity
                                                 Date, the Maturity Date shall
                                                 be the second scheduled
                                                 Trading Day following the
                                                 Index Valuation Date as
                                                 postponed. See "Index
                                                 Valuation Date" below.

                                                 In the event that the Maturity
                                                 Date of the PLUS is postponed
                                                 due to postponement of the
                                                 Index Valuation Date as
                                                 described in the immediately
                                                 preceding paragraph, the
                                                 Issuer shall give notice of
                                                 such postponement and, once it
                                                 has been determined, of the
                                                 date to which the Maturity
                                                 Date has been rescheduled (i)
                                                 to the holder of this PLUS by
                                                 mailing notice of such
                                                 postponement by first class
                                                 mail, postage prepaid, to the
                                                 holder's last address as it
                                                 shall appear upon the registry
                                                 books, (ii) to the Trustee by
                                                 telephone or facsimile
                                                 confirmed by mailing such
                                                 notice to the Trustee by first
                                                 class mail, postage prepaid,
                                                 at its New York office and
                                                 (iii) to The Depository Trust
                                                 Company (the "Depositary") by
                                                 telephone or facsimile
                                                 confirmed by mailing such
                                                 notice to the Depositary by
                                                 first class mail, postage
                                                 prepaid. Any notice that is
                                                 mailed in the manner herein
                                                 provided shall be conclusively
                                                 presumed to have been duly
                                                 given, whether or not the
                                                 holder of this PLUS receives
                                                 the notice. The Issuer shall
                                                 give such notice as promptly
                                                 as possible, and in no case
                                                 later than (i) with respect to
                                                 notice of postponement of the
                                                 Maturity Date, the Business
                                                 Day immediately following
                                                 March 28, 2006, and (ii) with
                                                 respect to notice of the date
                                                 to which the Maturity Date has
                                                 been rescheduled, the Business
                                                 Day immediately following the
                                                 actual Index Valuation Date
                                                 for determining the Final
                                                 Index Value (as defined
                                                 below).

Denominations...............................     $10 and integral multiples
                                                 thereof

Payment at Maturity.........................     At maturity, upon delivery of
                                                 this PLUS to the Trustee, the
                                                 Issuer shall pay with respect
                                                 to each $10 principal amount
                                                 of this PLUS an amount in cash
                                                 equal to (i) if the Final
                                                 Index Value is greater than
                                                 the Initial Index Value (as
                                                 defined below), the lesser of
                                                 (a) $10 plus the Leveraged
                                                 Upside Payment (as defined
                                                 below) and (b) the Maximum
                                                 Payment at Maturity (as
                                                 defined below) or (ii) if the
                                                 Final Index Value is less than
                                                 or equal to the Initial Index
                                                 Value, $10 times the Index
                                                 Performance Factor (as defined
                                                 below).

                                                 The Issuer shall, or shall
                                                 cause the Calculation Agent
                                                 to, (i) provide written notice
                                                 to the Trustee and to the
                                                 Depositary of the amount of
                                                 cash to be delivered with
                                                 respect to each $10 principal
                                                 amount of this PLUS, on or
                                                 prior to 10:30 a.m. on the
                                                 Trading Day preceding the
                                                 Maturity Date (but if such
                                                 Trading Day is not a Business
                                                 Day, prior to the close of
                                                 business on the Business Day
                                                 preceding the Maturity Date),
                                                 and (ii) deliver the aggregate
                                                 cash amount due with respect
                                                 to this PLUS to the Trustee
                                                 for delivery to the holder of
                                                 this PLUS on the Maturity
                                                 Date.

Leveraged Upside Payment ...................     The product of (i) $10 and
                                                 (ii) 300% and (iii) the Index
                                                 Percent Increase (as defined
                                                 below).

Maximum Payment at Maturity.................     $

Index Percent Increase......................     A fraction, the numerator of
                                                 which shall be the Final Index
                                                 Value minus the Initial Index
                                                 Value and the denominator of
                                                 which shall be the Initial
                                                 Index Value.

Index Performance Factor....................     A fraction, the numerator of
                                                 which shall be the Final Index
                                                 Value and the denominator of
                                                 which shall be the Initial
                                                 Index Value.

Final Index Value...........................     The Index Closing Value of the
                                                 Nasdaq-100 Index on the Index
                                                 Valuation Date.

Index Valuation Date........................     The Index Valuation Date shall
                                                 be the second scheduled
                                                 Trading Day prior to the
                                                 Maturity Date, subject to
                                                 adjustment for Market
                                                 Disruption Events as described
                                                 in the following paragraph.

                                                 If there is a Market
                                                 Disruption Event on the
                                                 scheduled Index Valuation
                                                 Date, the Index Valuation Date
                                                 shall be the immediately
                                                 succeeding Trading Day during
                                                 which no Market Disruption
                                                 Event shall have occurred.

Initial Index Value.........................

Index Closing Value.........................     The Index Closing Value on any
                                                 Trading Day shall equal the
                                                 closing value of the
                                                 Nasdaq-100 Index or any
                                                 Successor Index (as defined
                                                 under "Discontinuance of the
                                                 Nasdaq-100 Index; Alteration
                                                 of Method of Calculation"
                                                 below) published at the
                                                 regular weekday close of
                                                 trading on that Trading Day.
                                                 In certain circumstances, the
                                                 Index Closing Value shall be
                                                 based on the alternate
                                                 calculation
                                                 of the Nasdaq-100 Index
                                                 described under
                                                 "Discontinuance of the
                                                 Nasdaq-100 Index; Alteration
                                                 of Method of Calculation."

Trading Day.................................     A day, as determined by the
                                                 Calculation Agent, on which
                                                 trading is generally conducted
                                                 on the New York Stock
                                                 Exchange, Inc. (the "NYSE"),
                                                 the American Stock Exchange
                                                 LLC, the Nasdaq National
                                                 Market, the Chicago Mercantile
                                                 Exchange and the Chicago Board
                                                 of Options Exchange and in the
                                                 over-the-counter market for
                                                 equity securities in the
                                                 United States.

Calculation Agent...........................     Morgan Stanley & Co.
                                                 Incorporated and its
                                                 successors ("MS & Co.").

                                                 All determinations made by the
                                                 Calculation Agent shall be at
                                                 the sole discretion of the
                                                 Calculation Agent and shall,
                                                 in the absence of manifest
                                                 error, be conclusive for all
                                                 purposes and binding on the
                                                 holder of this PLUS, the
                                                 Trustee and the Issuer.

                                                 All calculations with respect
                                                 to the Payment at Maturity
                                                 shall be rounded to the
                                                 nearest one
                                                 hundred-thousandth, with five
                                                 one-millionths rounded upward
                                                 (e.g., .876545 would be
                                                 rounded to .87655); all dollar
                                                 amounts related to
                                                 determination of the amount of
                                                 cash payable per PLUS shall be
                                                 rounded to the nearest
                                                 ten-thousandth, with five one
                                                 hundred-thousandths rounded
                                                 upward (e.g., .76545 would be
                                                 rounded up to .7655); and all
                                                 dollar amounts paid on the
                                                 aggregate number of PLUS shall
                                                 be rounded to the nearest
                                                 cent, with one-half cent
                                                 rounded upward.

Market Disruption Event.....................     "Market Disruption Event"
                                                 means, with respect to the
                                                 Nasdaq-100 Index:

                                                   (i) the occurrence or
                                                   existence of a suspension,
                                                   absence or material
                                                   limitation of trading of
                                                   stocks then constituting 20
                                                   percent or more of the level
                                                   of the Nasdaq-100 Index (or
                                                   the Successor Index) on the
                                                   Relevant Exchanges for such
                                                   securities for more than two
                                                   hours of trading or during
                                                   the one-half hour period
                                                   preceding the close of the
                                                   principal trading session on
                                                   such Relevant Exchange; or a
                                                   breakdown or failure in the
                                                   price and trade reporting
                                                   systems of any Relevant
                                                   Exchange as a result of
                                                   which the reported trading
                                                   prices for stocks then
                                                   constituting 20 percent or
                                                   more of the level of the
                                                   Nasdaq-100 Index (or the
                                                   Successor Index) during the
                                                   last one-half hour preceding
                                                   the close of the principal
                                                   trading session on such
                                                   Relevant Exchange are
                                                   materially inaccurate; or
                                                   the suspension, material
                                                   limitation or absence of
                                                   trading on any major U.S.
                                                   securities market for
                                                   trading in futures or
                                                   options contracts or
                                                   exchange traded funds
                                                   related to the Nasdaq-100
                                                   Index (or the Successor
                                                   Index) for more than two
                                                   hours of trading or during
                                                   the one-half hour period
                                                   preceding the close of the
                                                   principal trading session on
                                                   such market, in each case as
                                                   determined by the
                                                   Calculation Agent in its
                                                   sole discretion; and

                                                   (ii) a determination by the
                                                   Calculation Agent in its
                                                   sole discretion that any
                                                   event described in clause
                                                   (i) above materially
                                                   interfered with the ability
                                                   of Morgan Stanley or any of
                                                   its affiliates to unwind or
                                                   adjust all or a material
                                                   portion of the hedge
                                                   position with respect to the
                                                   PLUS.

                                                 For the purpose of determining
                                                 whether a Market Disruption
                                                 Event exists at any time, if
                                                 trading in a security included
                                                 in the Nasdaq-100 Index is
                                                 materially suspended or
                                                 materially limited at that
                                                 time, then the relevant
                                                 percentage contribution of
                                                 that security to the level of
                                                 the Nasdaq-100 Index shall be
                                                 based on a comparison of (x)
                                                 the portion of the value of
                                                 the Nasdaq-100 Index
                                                 attributable to that security
                                                 relative to (y) the overall
                                                 value of the Nasdaq-100 Index,
                                                 in each case immediately
                                                 before that suspension or
                                                 limitation.

                                                 For the purpose of determining
                                                 whether a Market Disruption
                                                 Event has occurred: (1) a
                                                 limitation on the hours or
                                                 number of days of trading
                                                 shall not constitute a Market
                                                 Disruption Event if it results
                                                 from an announced change in
                                                 the regular business hours of
                                                 the relevant exchange or
                                                 market, (2) a decision to
                                                 permanently discontinue
                                                 trading in the relevant
                                                 futures or options contract or
                                                 exchange traded fund shall not
                                                 constitute a Market Disruption
                                                 Event, (3) limitations
                                                 pursuant to the rules of any
                                                 Relevant Exchange similar to
                                                 NYSE Rule 80A (or any
                                                 applicable rule or regulation
                                                 enacted or promulgated by any
                                                 other self-regulatory
                                                 organization or any government
                                                 agency of scope similar to
                                                 NYSE Rule 80A as determined by
                                                 the Calculation Agent) on
                                                 trading during significant
                                                 market fluctuations shall
                                                 constitute a suspension,
                                                 absence or material limitation
                                                 of trading, (4) a suspension
                                                 of trading in futures or
                                                 options contracts on the
                                                 Nasdaq-100 Index by the
                                                 primary securities market
                                                 trading in such contracts by
                                                 reason of (a) a price change
                                                 exceeding limits set by such
                                                 securities exchange or market,
                                                 (b) an imbalance of orders
                                                 relating to such contracts or
                                                 (c) a disparity in bid and ask
                                                 quotes relating to such
                                                 contracts shall constitute a
                                                 suspension, absence or
                                                 material limitation of trading
                                                 in futures or options
                                                 contracts related to the
                                                 Nasdaq-100 Index and (5) a
                                                 "suspension, absence or
                                                 material limitation of
                                                 trading" on any Relevant
                                                 Exchange or on the primary
                                                 market on which futures or
                                                 options contracts related to
                                                 the Nasdaq-100 Index are
                                                 traded shall not include any
                                                 time when such securities
                                                 market is itself closed for
                                                 trading under ordinary
                                                 circumstances.

Relevant Exchange...........................     "Relevant Exchange" means the
                                                 primary exchange or market of
                                                 trading for any security (or
                                                 any combination thereof) then
                                                 included in the Nasdaq-100
                                                 Index or any Successor Index.

Alternate Exchange Calculation
in Case of an Event of Default..............     In case an event of default
                                                 with respect to the PLUS shall
                                                 have occurred and be
                                                 continuing, the amount
                                                 declared due and payable for
                                                 each $10 principal amount of
                                                 this PLUS upon any
                                                 acceleration of this PLUS
                                                 shall be determined by the
                                                 Calculation Agent and shall be
                                                 an amount in cash equal to the
                                                 Payment at Maturity calculated
                                                 using the Index Closing Value
                                                 as of the date of such
                                                 acceleration as the Final
                                                 Index Value.

                                                 If the maturity of the PLUS is
                                                 accelerated because of an
                                                 event of default as described
                                                 above, the Issuer shall, or
                                                 shall cause the Calculation
                                                 Agent to, provide written
                                                 notice to the Trustee at its
                                                 New York office, on which
                                                 notice the Trustee may
                                                 conclusively rely, and to the
                                                 Depositary of the aggregate
                                                 cash amount due with respect
                                                 to each $10 principal amount
                                                 of this

                                                 PLUS as promptly as possible
                                                 and in no event later than two
                                                 Business Days after the date
                                                 of acceleration.

Discontinuance of the Nasdaq-100 Index;
Alteration of Method of Calculation.........     If Nasdaq discontinues
                                                 publication of the Nasdaq-100
                                                 Index and Nasdaq or another
                                                 entity publishes a successor
                                                 or substitute index that the
                                                 Calculation Agent, determines,
                                                 in its sole discretion, to be
                                                 comparable to the discontinued
                                                 Nasdaq-100 Index (such index
                                                 being referred to herein as a
                                                 "Successor Index"), then any
                                                 subsequent Index Closing Value
                                                 shall be determined by
                                                 reference to the value of such
                                                 Successor Index at the regular
                                                 official weekday close of the
                                                 principal trading session of
                                                 the NYSE, the AMEX, the Nasdaq
                                                 National Market or the
                                                 Relevant Exchange or market
                                                 for the Successor Index on the
                                                 date that any Index Closing
                                                 Value is to be determined.

                                                 Upon any selection by the
                                                 Calculation Agent of a
                                                 Successor Index, the
                                                 Calculation Agent shall cause
                                                 written notice thereof to be
                                                 furnished to the Trustee, to
                                                 the Issuer and to the
                                                 Depositary, as holder of the
                                                 PLUS, within three Trading Days
                                                 of such selection.

                                                 If Nasdaq discontinues
                                                 publication of the Nasdaq-100
                                                 Index prior to, and such
                                                 discontinuance is continuing
                                                 on, the Index Valuation Date
                                                 or the date of acceleration
                                                 and the Calculation Agent,
                                                 determines, in its sole
                                                 discretion, that no Successor
                                                 Index is available at such
                                                 time, then the Calculation
                                                 Agent shall determine the
                                                 Index Closing Value for such
                                                 date. The Index Closing Value
                                                 shall be computed by the
                                                 Calculation Agent in
                                                 accordance with the formula
                                                 for calculating the Nasdaq-100
                                                 Index last in effect prior to
                                                 such discontinuance, using the
                                                 closing price (or, if trading
                                                 in the relevant securities has
                                                 been materially suspended or
                                                 materially limited, its good
                                                 faith estimate of the closing
                                                 price that would have
                                                 prevailed but for such
                                                 suspension or limitation) at
                                                 the close of the principal
                                                 trading session of the
                                                 Relevant Exchange on such date
                                                 of each security most recently
                                                 comprising the Nasdaq-100
                                                 Index without any rebalancing
                                                 or substitution of such
                                                 securities following such
                                                 discontinuance.

                                                 If at any time the method of
                                                 calculating the Nasdaq- 100
                                                 Index or a Successor Index, or
                                                 the value thereof, is changed
                                                 in a material respect, or if
                                                 the Nasdaq-100 Index or a
                                                 Successor Index is in any
                                                 other way modified so that
                                                 such index does not, in the
                                                 opinion of the Calculation
                                                 Agent, fairly represent the
                                                 value of the Nasdaq-100 Index
                                                 or such Successor Index had
                                                 such changes or modifications
                                                 not been made, then, from and
                                                 after such time, the
                                                 Calculation Agent shall, at
                                                 the close of business in New
                                                 York City on the date on which
                                                 the Index Closing Value is to
                                                 be determined, make such
                                                 calculations and adjustments
                                                 as, in the good faith judgment
                                                 of the Calculation Agent, may
                                                 be necessary in order to
                                                 arrive at a value of a stock
                                                 index comparable to the
                                                 Nasdaq-100 Index or such
                                                 Successor Index, as the case
                                                 may be, as if such changes or
                                                 modifications had not been
                                                 made, and the Calculation
                                                 Agent shall calculate the
                                                 Final Index Value and the
                                                 Index Closing Value with
                                                 reference to the Nasdaq-100
                                                 Index or such Successor Index,
                                                 as adjusted. Accordingly, if
                                                 the method of calculating the
                                                 Nasdaq-100 Index or a
                                                 Successor Index is modified so
                                                 that the value of such index
                                                 is a fraction of what it would
                                                 have been if it had not been
                                                 modified (e.g., due to a split
                                                 in the index), then the
                                                 Calculation Agent shall adjust
                                                 such index in order to arrive
                                                 at a value of the Nasdaq-100
                                                 Index or such Successor Index
                                                 as if it had not been modified
                                                 (e.g., as if such split had
                                                 not occurred).

Treatment of PLUS for
United States Federal
Income Tax Purposes.........................     The Issuer, by its sale of
                                                 this PLUS, and the holder of
                                                 this PLUS (and any successor
                                                 holder of, or holder of a
                                                 beneficial interest in, this
                                                 PLUS), by its respective
                                                 purchase hereof, agree (in the
                                                 absence of an administrative
                                                 determination or judicial
                                                 ruling to the contrary) to
                                                 characterize each $10
                                                 principal amount of this PLUS
                                                 for all tax purposes as a
                                                 single financial contract with
                                                 respect to the Nasdaq-100
                                                 Index that (i) requires the
                                                 holder of this PLUS to pay to
                                                 the Issuer at inception an
                                                 amount equal to $10 and (ii)
                                                 entitles the holder to receive
                                                 at maturity an amount in cash
                                                 based upon the performance of
                                                 the Nasdaq-100 Index.

         Morgan Stanley, a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to CEDE & Co., or registered assignees, the principal sum of U.S.$
(UNITED STATES DOLLARS                      ), on the Maturity Date specified
above (except to the extent redeemed or repaid prior to maturity) and to pay interest thereon at the Interest Rate per annum specified above, from and including the Interest Accrual Date specified above until the principal hereof is paid or duly made available for payment weekly, monthly, quarterly, semiannually or annually in arrears as specified above as the Interest Payment Period on each Interest Payment Date (as specified above), commencing on the Interest Payment Date next succeeding the Interest Accrual Date specified above, and at Maturity (or on any redemption or repayment date); provided, however, that if the Interest Accrual Date occurs between a Record Date, as defined below, and the next succeeding Interest Payment Date, interest payments will commence on the second Interest Payment Date succeeding the Interest Accrual Date to the registered holder of this Note on the Record Date with respect to such second Interest Payment Date; and provided, further, that if this Note is subject to "Annual Interest Payments," interest payments shall be made annually in arrears and the term "Interest Payment Date" shall be deemed to mean the first day of March in each year.

         Interest on this Note will accrue from and including the most recent date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the Interest Accrual Date, until but excluding the date the principal hereof has been paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date 15 calendar days prior to such Interest Payment Date (whether or not a Business Day (as defined below)) (each such date, a "Record Date"); provided, however, that interest payable at maturity (or any redemption or repayment date) will be payable to the person to whom the principal hereof shall be payable. As used herein, "Business Day" means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) if this Note is denominated in a Specified Currency other than U.S. dollars, euro or Australian dollars, in the principal financial center of the country of the Specified Currency, or (z) if this Note is denominated in Australian dollars, in Sydney and (b) if this Note is denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System ("TARGET") is operating (a "TARGET Settlement Day").

         Payment of the principal of this Note, any premium and the interest due at maturity (or any redemption or repayment date), unless this Note is denominated in a Specified Currency other than U.S. dollars and is to be paid in whole or in part in such Specified Currency, will be made in immediately available funds upon surrender of this Note at the office or agency of the Paying Agent, as defined on the reverse hereof, maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine, in U.S. dollars. U.S. dollar payments of interest, other than interest due at maturity or on any date of redemption or repayment, will be made by U.S. dollar check mailed to the address of the person entitled thereto as such address shall appear in the Note register. A holder of U.S. $10,000,000 (or the equivalent in a Specified Currency) or more in aggregate principal amount of Notes having the same Interest Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

         If this Note is denominated in a Specified Currency other than U.S. dollars, and the holder does not elect (in whole or in part) to receive payment in U.S. dollars pursuant to the next succeeding paragraph, payments of interest, principal or any premium with regard to this Note will be made by wire transfer of immediately available funds to an account maintained by the holder hereof with a bank located outside the United States if appropriate wire transfer instructions have been received by the Paying Agent in writing, with respect to payments of interest, on or prior to the fifth Business Day after the applicable Record Date and, with respect to payments of principal or any premium, at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be; provided that, if payment of interest, principal or any premium with regard to this Note is payable in euro, the account must be a euro account in a country for which the euro is the lawful currency, provided, further, that if such wire transfer instructions are not received, such payments will be made by check payable in such Specified Currency mailed to the address of the person entitled thereto as such address shall appear in the Note register; and provided, further, that payment of the principal of this Note, any premium and the interest due at maturity (or on any redemption or repayment date) will be made upon surrender of this Note at the office or agency referred to in the preceding paragraph.

         If so indicated on the face hereof, the holder of this Note, if denominated in a Specified Currency other than U.S. dollars, may elect to receive all or a portion of payments on this Note in U.S. dollars by transmitting a written request to the Paying Agent, on or prior to the fifth Business Day after such Record Date or at least ten Business Days prior to the Maturity Date or any redemption or repayment date, as the case may be. Such election shall remain in effect unless such request is revoked by written notice to the Paying Agent as to all or a portion of payments on this Note at least five Business Days prior to such Record Date, for payments of interest, or at least ten calendar days prior to the Maturity Date or any redemption or repayment date, for payments of principal, as the case may be.

         If the holder elects to receive all or a portion of payments of principal of, premium, if any, and interest on this Note, if denominated in a Specified Currency other than U.S. dollars, in U.S. dollars, the Exchange Rate Agent (as defined on the reverse hereof) will convert such payments into U.S. dollars. In the event of such an election, payment in respect of this Note will be based upon the exchange rate as determined by the Exchange Rate Agent based on the highest bid quotation in The City of New York received by such Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Exchange Rate Agent unless such Exchange Rate Agent is an affiliate of the Issuer) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the amount of the Specified Currency payable in the absence of such an election to such holder and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, such payment will be made in the Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Senior Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be duly executed.

DATED: August    , 2004                          MORGAN STANLEY



                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

TRUSTEE'S CERTIFICATE
      OF AUTHENTICATION

This is one of the Notes referred
      to in the within-mentioned
      Senior Indenture.

JPMORGAN CHASE BANK,
      as Trustee



By:
  ------------------------------
  Authorized Officer

                              REVERSE OF SECURITY

         This Note is one of a duly authorized issue of Senior Global Medium-Term Notes, Series C, having maturities more than nine months from the date of issue (the "Notes") of the Issuer. The Notes are issuable under an Amended and Restated Senior Indenture, dated as of May 1, 1999, between the Issuer and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee (the "Trustee," which term includes any successor trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. The Issuer has appointed JPMorgan Chase Bank at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Notes. The terms of individual Notes may vary with respect to interest rates, interest rate formulas, issue dates, maturity dates, or otherwise, all as provided in the Senior Indenture. To the extent not inconsistent herewith, the terms of the Senior Indenture are hereby incorporated by reference herein.

         Unless otherwise indicated on the face hereof, this Note will not be subject to any sinking fund and, unless otherwise provided on the face hereof in accordance with the provisions of the following two paragraphs, will not be redeemable or subject to repayment at the option of the holder prior to maturity.

         If so indicated on the face hereof, this Note may be redeemed in whole or in part at the option of the Issuer on or after the Initial Redemption Date specified on the face hereof on the terms set forth on the face hereof, together with interest accrued and unpaid hereon to the date of redemption. If this Note is subject to "Annual Redemption Percentage Reduction," the Initial Redemption Percentage indicated on the face hereof will be reduced on each anniversary of the Initial Redemption Date by the Annual Redemption Percentage Reduction specified on the face hereof until the redemption price of this Note is 100% of the principal amount hereof, together with interest accrued and unpaid hereon to the date of redemption. Notice of redemption shall be mailed to the registered holders of the Notes designated for redemption at their addresses as the same shall appear on the Note register not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, subject to all the conditions and provisions of the Senior Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         If so indicated on the face of this Note, this Note will be subject to repayment at the option of the holder on the Optional Repayment Date or Dates specified on the face hereof on the terms set forth herein. On any Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 or, if this Note is denominated in a Specified Currency other than U.S. dollars, in increments of 1,000 units of such Specified Currency (provided that any remaining principal amount hereof shall not be less than the minimum authorized denomination hereof) at the option of the holder hereof at a price equal to 100% of the principal amount to be repaid, together with interest accrued and unpaid hereon to the date of repayment, provided that if this Note is issued with original issue discount, this Note will be repayable on the applicable Optional Repayment Date or Dates at the price(s) specified on the face hereof. For this Note to be repaid at the option of the holder hereof, the Paying Agent must receive at its corporate trust office in the Borough of Manhattan, The City of New York, at least 15 but not more than 30 calendar days prior to the date of repayment, (i) this Note with the form entitled "Option to Elect Repayment" below duly completed or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States setting forth the name of the holder of this Note, the principal amount hereof, the certificate number of this Note or a description of this Note's tenor and terms, the principal amount hereof to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note, together with the form entitled "Option to Elect Repayment" duly completed, will be received by the Paying Agent not later than the fifth Business Day after the date of such telegram, telex, facsimile transmission or letter; provided, that such telegram, telex, facsimile transmission or letter shall only be effective if this Note and form duly completed are received by the Paying Agent by such fifth Business Day. Exercise of such repayment option by the holder hereof shall be irrevocable. In the event of repayment of this Note in part only, a new Note or Notes for the amount of the unpaid portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         Interest payments on this Note will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date (or any earlier redemption or repayment date), as the case may be. Unless otherwise provided on the face hereof, interest payments for this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months.

         In the case where the Interest Payment Date or the Maturity Date (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or on the Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Maturity Date (or any redemption or repayment date) to such next succeeding Business Day.

         This Note and all the obligations of the Issuer hereunder are direct, unsecured obligations of the Issuer and rank without preference or priority among themselves and pari passu with all other existing and future unsecured and unsubordinated indebtedness of the Issuer, subject to certain statutory exceptions in the event of liquidation upon insolvency.

         This Note, and any Note or Notes issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and, if denominated in U.S. dollars, unless otherwise stated above, is issuable only in denominations of U.S. $1,000 and any integral multiple of U.S. $1,000 in excess thereof. If this Note is denominated in a Specified Currency other than U.S. dollars, then, unless a higher minimum denomination is required by applicable law, it is issuable only in denominations of the equivalent of U.S. $1,000 (rounded to an integral multiple of 1,000 units of such Specified Currency), or any amount in excess thereof which is an integral multiple of 1,000 units of such Specified Currency, as determined by reference to the noon dollar buying rate in The City of New York for cable transfers of such Specified Currency published by the Federal

Reserve Bank of New York (the "Market Exchange Rate") on the Business Day immediately preceding the date of issuance.

         The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in The City of New York a register for the registration and transfer of Notes. This Note may be transferred at the aforesaid office of the Trustee by surrendering this Note for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee and duly executed by the registered holder hereof in person or by the holder's attorney duly authorized in writing, and thereupon the Trustee shall issue in the name of the transferee or transferees, in exchange herefor, a new Note or Notes having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein; provided, however, that the Trustee will not be required (i) to register the transfer of or exchange any Note that has been called for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part, (ii) to register the transfer of or exchange any Note if the holder thereof has exercised his right, if any, to require the Issuer to repurchase such Note in whole or in part, except the portion of such Note not required to be repurchased, or (iii) to register the transfer of or exchange Notes to the extent and during the period so provided in the Senior Indenture with respect to the redemption of Notes. Notes are exchangeable at said office for other Notes of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Notes shall be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Notes surrendered for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Note delivered upon any exchange or transfer of Notes shall be such that no gain or loss of interest results from such exchange or transfer.

         In case this Note shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Note or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Trustee, the Issuer in its discretion may execute a new Note of like tenor in exchange for this Note, but, if this Note is destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Trustee and the Issuer that this Note was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Note shall be borne by the owner of the Note mutilated, defaced, destroyed, lost or stolen.

         The Senior Indenture provides that (a) if an Event of Default (as defined in the Senior Indenture) due to the default in payment of principal of, premium, if any, or interest on, any series of debt securities issued under the Senior Indenture, including the series of Senior Medium-Term Notes of which this Note forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but not applicable to all outstanding debt securities issued under the Senior Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of each affected series, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may then declare the principal of all debt securities of all such series and interest accrued thereon to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Senior Indenture applicable to all outstanding debt securities issued thereunder, including this Note, or due to certain events of bankruptcy, insolvency or reorganization of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of all outstanding debt securities issued under the Senior Indenture, voting as one class, by notice in writing to the Issuer and to the Trustee, if given by the securityholders, may declare the principal of all such debt securities and interest accrued thereon to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal or premium, if any, or interest on such debt securities) by the holders of a majority in aggregate principal amount of the debt securities of all affected series then outstanding.

         If the face hereof indicates that this Note is subject to "Modified Payment upon Acceleration or Redemption," then (i) if the principal hereof is declared to be due and payable as described in the preceding paragraph, the amount of principal due and payable with respect to this Note shall be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of declaration, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of declaration), (ii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture prior to the acceleration of payment of this Note, the principal amount hereof shall equal the amount that would be due and payable hereon, calculated as set forth in clause (i) above, if this Note were declared to be due and payable on the date of any such vote and (iii) for the purpose of any vote of securityholders taken pursuant to the Senior Indenture following the acceleration of payment of this Note, the principal amount hereof shall equal the amount of principal due and payable with respect to this Note, calculated as set forth in clause (i) above.

         If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," this Note may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption (except that if this Note is subject to "Modified Payment upon Acceleration or Redemption," such redemption price would be limited to the aggregate principal amount hereof multiplied by the sum of the Issue Price specified on the face hereof (expressed as a percentage of the aggregate principal amount) plus the original issue discount amortized from the Interest Accrual Date to the date of redemption, which amortization shall be calculated using the "interest method" (computed in accordance with generally accepted accounting principles in effect on the date of redemption) (the "Amortized Amount")), if the Issuer determines that, as a result of any change in or amendment to the laws, or any regulations or rulings promulgated thereunder, of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Initial Offering Date hereof, the Issuer has or will become obligated to pay Additional Amounts, as defined below, with respect to this Note as described below. Prior to the giving of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred, and (ii) an opinion of independent legal counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 calendar days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Note were then due.

         Notice of redemption will be given not less than 30 nor more than 60 calendar days prior to the date fixed for redemption or within the Redemption Notice Period specified on the face hereof, which date and the applicable redemption price will be specified in the notice.

         If the face hereof indicates that this Note is subject to "Tax Redemption and Payment of Additional Amounts," the Issuer will, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the holder of this Note who is a United States Alien as may be necessary in order that every net payment of the principal of and interest on this Note and any other amounts payable on this Note, after withholding or deduction for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States, or any political subdivision or taxing authority thereof or therein, will not be less than the amount provided for in this Note to be then due and payable. The Issuer will not, however, make any payment of Additional Amounts to any such holder who is a United States Alien for or on account of:

                  (a) any present or future tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such holder, or between a fiduciary, settlor, beneficiary, member or shareholder of such holder, if such holder is an estate, a trust, a partnership or a corporation for United States federal income tax purposes, and the United States, including, without limitation, such holder, or such fiduciary, settlor, beneficiary, member or shareholder, being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by or on behalf the holder of this Note for payment on a date more than 15 calendar days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (b) any estate, inheritance, gift, sales, transfer, excise or personal property tax or any similar tax, assessment or governmental charge;

                  (c) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization or a bank receiving interest under
         Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended;

                  (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding or deduction from payments on or in respect of this Note;

                  (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal of, or interest on, this Note, if such payment can be made without such withholding by any other Paying Agent in a city in Western Europe;

                  (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the holder or beneficial owner of this Note, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

                  (g) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

                  (h) any combination of items (a), (b), (c), (d), (e), (f) or
         (g).

In addition, the Issuer shall not be required to make any payment of Additional Amounts (i) to any such holder where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to any law implementing or complying with, or introduced in order to conform to, any European Union Directive on the taxation of savings; or (ii) by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting this Note or the relevant coupon to another Paying Agent in a member state of the European Union. Nor shall the Issuer pay Additional Amounts with respect to any payment on this Note to a United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the holder of this Note.

         The Senior Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Senior Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby, (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or change the currency of payment thereof, or modify or amend the provisions for conversion of any currency into any other currency, or modify or amend the provisions for conversion or exchange of the debt security for securities of the Issuer or other entities or for other property or the cash value of the property (other than as provided in the antidilution provisions or other similar adjustment provisions of the debt securities or otherwise in accordance with the terms thereof), or impair or affect the rights of any holder to institute suit for the payment thereof or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture.

         Except as set forth below, if the principal of, premium, if any, or interest on this Note is payable in a Specified Currency other than U.S. dollars and such Specified Currency is not available to the Issuer for making payments hereon due to the imposition of exchange controls or other circumstances beyond the control of the Issuer or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, then the Issuer will be entitled to satisfy its obligations to the holder of this Note by making such payments in U.S. dollars on the basis of the Market Exchange Rate on the date of such payment or, if the Market Exchange Rate is not available on such date, as of the most recent practicable date; provided, however, that if the euro has been substituted for such Specified Currency, the Issuer may at its option (or shall, if so required by applicable law) without the consent of the holder of this Note effect the payment of principal of, premium, if any, or interest on, any Note denominated in such Specified Currency in euro in lieu of such Specified Currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the Treaty establishing the European Community, as amended. Any payment made under such circumstances in U.S. dollars or euro where the required payment is in an unavailable Specified Currency will not constitute an Event of Default. If such Market Exchange Rate is not then available to the Issuer or is not published for a particular Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the date of such payment from three recognized foreign exchange dealers (the "Exchange Dealers") for the purchase by the quoting Exchange Dealer of the Specified Currency for U.S. dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those holders or beneficial owners of Notes and at which the applicable Exchange Dealer commits to execute a contract. One of the Exchange Dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Issuer. If those bid quotations are not available, the Exchange Rate Agent shall determine the market exchange rate at its sole discretion.

         The "Exchange Rate Agent" shall be Morgan Stanley & Co. Incorporated, unless otherwise indicated on the face hereof.

         All determinations referred to above made by, or on behalf of, the Issuer or by, or on behalf of, the Exchange Rate Agent shall be at such entity's sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on holders of Notes and coupons.

         So long as this Note shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of and premium, if any, and interest on this Note as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Notes. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and regulations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated. If any European Union Directive on the taxation of savings comes into force, the Issuer will, to the extent possible as a matter of law, maintain a Paying Agent in a member state of the European Union that will not be obligated to withhold or deduct tax pursuant to any such Directive or any law implementing or complying with, or introduced in order to conform to, such Directive.

         With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, on any Notes that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Notes that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in any way any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Note as the same shall become due.

         No provision of this Note or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Note.

         Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Senior Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

         As used herein, the term "United States Alien" means any person who is, for United States federal income tax purposes, (i) a nonresident alien individual, (ii) a foreign corporation, (iii) a nonresident alien fiduciary of a foreign estate or trust or (iv) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a nonresident alien individual, a foreign corporation or a nonresident alien fiduciary of a foreign estate or trust.

         All terms used in this Note which are defined in the Senior Indenture and not otherwise defined herein shall have the meanings assigned to them in the Senior Indenture.

                                 ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:



                  TEN COM       -   as tenants in common
                  TEN ENT       -   as tenants by the entireties
                  JT TEN        -   as joint tenants with right of survivorship
                                    and not as tenants in common


         UNIF GIFT MIN ACT - ____________________ Custodian ___________________
                                  (Minor)                         (Cust)

         Under Uniform Gifts to Minors Act ____________________________________
                                                        (State)

         Additional abbreviations may also be used though not in the above list.

                                ________________

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


_______________________________________
[PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE]


________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________
   [PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Note and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such note on the books of the Issuer, with full power of substitution in the premises.



Dated:__________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular without alteration or enlargement or any change whatsoever.

                           OPTION TO ELECT REPAYMENT

         The undersigned hereby irrevocably requests and instructs the Issuer to repay the within Note (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the Optional Repayment Date, to the undersigned at


________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________
        (Please print or typewrite name and address of the undersigned)


         If less than the entire principal amount of the within Note is to be repaid, specify the portion thereof which the holder elects to have repaid:_____ ____________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the holder for the portion of the within Note not being repaid (in the absence of any such specification, one such Note shall be issued for the portion not being repaid):____________________.


Dated: __________________             __________________________________________
                                      NOTICE: The signature on this Option to Elect Repayment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement.